UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 05, 2025

Alpine Auto Brokers Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-206804	38-3970138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, 3rd Floor New York, NY 10036

(Address of principal executive offices & zip code)

+86 15221719225

(Registrants’ telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Alpine Auto Brokers Inc. (the “Company”) is pleased to announce that it is actively evaluating strategic opportunities in the rapidly growing Real World Asset (RWA) tokenization sector. As part of its broader business development efforts, the Company is also working to incorporate relevant elements of the Shanghedao digital economy platform (hereinafter referred to as “Shanghedao”) into its strategic planning, with the aim of expanding its footprint in the digital asset space.

The Company believes that the tokenization of real-world assets represents a transformative trend in global finance, with the potential to bridge traditional financial systems and decentralized technologies. By enabling fractional ownership, enhancing asset liquidity, and expanding investor accessibility, RWA tokenization may unlock substantial long-term value across a variety of asset classes—including real estate, commodities, intellectual property, and carbon credits.

While ALTB remains in the early stages of strategic planning, the Company is exploring ways to leverage its experience in digital innovation and strategic execution to position itself within this evolving market. Areas currently under internal assessment include:

•	Blockchain infrastructure development or integration to support secure and scalable tokenization;
•	Strategic partnerships with asset originators, financial institutions, and technology providers;
•	Regulatory and legal framework analysis to ensure full compliance in applicable jurisdictions;
•	Asset screening and evaluation for potential tokenization pilot programs.

As part of this exploratory effort, ALTB plans to publish a white paper in the near term to outline its preliminary vision and strategic approach to the RWA space.

There is no assurance that any specific transaction or initiative will be pursued or completed. The Company intends to provide further updates as appropriate.

The Company is guided by its mission to empower the future digital economy and build an efficient and transparent investment ecosystem. With a flexible operational model and forward-looking strategic vision, ALTB is actively expanding its business scope to capture emerging opportunities in the digital asset and blockchain technology sectors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPINE AUTO BROKERS INC.
(Name of Registrant)

Date: August 05, 2025	By:	/s/ Hongchen Wang
	Name:	Hongchen Wang
	Title:	Chief Executive Officer

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